                                                                      EXHIBIT 24


POWER OF ATTORNEY

        The undersigned director of GATX Corporation, a New York corporation, does hereby constitute and appoint Brian A. Kenney, Ronald J. Ciancio and William M. Muckian or any of them, attorneys and agents of the undersigned, with full power and authority to sign in such director's name, and on behalf of GATX Corporation, the 2002 Annual Report on Form 10-K under the Securities Exchange Act of 1934, together with any amendments thereto, hereby ratifying and confirming all that said attorneys and agents and each of them may do by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal.


                                           /s/ Rod F. Dammeyer
                                           -------------------
                                           Rod F. Dammeyer
                                           Director


Date:  March 19, 2003

POWER OF ATTORNEY

        The undersigned director of GATX Corporation, a New York corporation, does hereby constitute and appoint Brian A. Kenney, Ronald J. Ciancio and William M. Muckian or any of them, attorneys and agents of the undersigned, with full power and authority to sign in such director's name, and on behalf of GATX Corporation, the 2002 Annual Report on Form 10-K under the Securities Exchange Act of 1934, together with any amendments thereto, hereby ratifying and confirming all that said attorneys and agents and each of them may do by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal.


                                           /s/ James M. Denny
                                           ------------------
                                           James M. Denny
                                           Director


Date: March 19, 2003

POWER OF ATTORNEY

        The undersigned director of GATX Corporation, a New York corporation, does hereby constitute and appoint Brian A. Kenney, Ronald J. Ciancio and William M. Muckian or any of them, attorneys and agents of the undersigned, with full power and authority to sign in such director's name, and on behalf of GATX Corporation, the 2002 Annual Report on Form 10-K under the Securities Exchange Act of 1934, together with any amendments thereto, hereby ratifying and confirming all that said attorneys and agents and each of them may do by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal.


                                           /s/ Richard Fairbanks
                                           ---------------------
                                           Richard Fairbanks
                                           Director



Date: March 19, 2003

POWER OF ATTORNEY

        The undersigned director of GATX Corporation, a New York corporation, does hereby constitute and appoint Brian A. Kenney, Ronald J. Ciancio and William M. Muckian or any of them, attorneys and agents of the undersigned, with full power and authority to sign in such director's name, and on behalf of GATX Corporation, the 2002 Annual Report on Form 10-K under the Securities Exchange Act of 1934, together with any amendments thereto, hereby ratifying and confirming all that said attorneys and agents and each of them may do by virtue hereof.
        IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal.


                                           /s/ William C. Foote
                                           --------------------
                                           William C. Foote
                                           Director


Date: March 19, 2003

POWER OF ATTORNEY

        The undersigned director of GATX Corporation, a New York corporation, does hereby constitute and appoint Brian A. Kenney, Ronald J. Ciancio and William M. Muckian or any of them, attorneys and agents of the undersigned, with full power and authority to sign in such director's name, and on behalf of GATX Corporation, the 2002 Annual Report on Form 10-K under the Securities Exchange Act of 1934, together with any amendments thereto, hereby ratifying and confirming all that said attorneys and agents and each of them may do by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal.




                                           /s/ Deborah M. Fretz
                                           --------------------
                                           Deborah M. Fretz
                                           Director


Date: March 19, 2003

POWER OF ATTORNEY

        The undersigned director of GATX Corporation, a New York corporation, does hereby constitute and appoint Brian A. Kenney, Ronald J. Ciancio and William M. Muckian or any of them, attorneys and agents of the undersigned, with full power and authority to sign in such director's name, and on behalf of GATX Corporation, the 2002 Annual Report on Form 10-K under the Securities Exchange Act of 1934, together with any amendments thereto, hereby ratifying and confirming all that said attorneys and agents and each of them may do by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal.





                                           /s/ Miles L. Marsh
                                           ------------------
                                           Miles L. Marsh
                                           Director


Date: March 19, 2003

POWER OF ATTORNEY

        The undersigned director of GATX Corporation, a New York corporation, does hereby constitute and appoint Brian A. Kenney, Ronald J. Ciancio and William M. Muckian or any of them, attorneys and agents of the undersigned, with full power and authority to sign in such director's name, and on behalf of GATX Corporation, the 2002 Annual Report on Form 10-K under the Securities Exchange Act of 1934, together with any amendments thereto, hereby ratifying and confirming all that said attorneys and agents and each of them may do by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal.




                                           /s/ Michael E. Murphy
                                           ---------------------
                                           Michael E. Murphy
                                           Director


Date: March 19, 2003

POWER OF ATTORNEY

        The undersigned director of GATX Corporation, a New York corporation, does hereby constitute and appoint Brian A. Kenney, Ronald J. Ciancio and William M. Muckian or any of them, attorneys and agents of the undersigned, with full power and authority to sign in such director's name, and on behalf of GATX Corporation, the 2002 Annual Report on Form 10-K under the Securities Exchange Act of 1934, together with any amendments thereto, hereby ratifying and confirming all that said attorneys and agents and each of them may do by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal.





                                           /s/ John W. Rogers, Jr.
                                           -----------------------
                                           John W. Rogers, Jr.
                                           Director


Date: March 19, 2003

POWER OF ATTORNEY

        The undersigned director of GATX Corporation, a New York corporation, does hereby constitute and appoint Brian A. Kenney, Ronald J. Ciancio and William M. Muckian or any of them, attorneys and agents of the undersigned, with full power and authority to sign in such director's name, and on behalf of GATX Corporation, the 2002 Annual Report on Form 10-K under the Securities Exchange Act of 1934, together with any amendments thereto, hereby ratifying and confirming all that said attorneys and agents and each of them may do by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal.






                                           /s/ Ronald H. Zech
                                           ------------------
                                           Ronald H. Zech
                                           Director


Date: March 19, 2003